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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
November 18, 2003

Household Auto Receivables Corporation
(Exact name of registrant as specified in its charter)

United States (State or Other Jurisdiction of Incorporation)	333-100512 (Commission File Number)	36-4220459 (I.R.S. Employer Identification No.)
c/o Household Finance Corporation Attention: Michael J. Forde 2700 Sanders Road Prospect Heights, Illinois (Address of Principal Executive Offices)		60070 (Zip Code)
Registrant's telephone number including area code (847) 564-5000

(Former name or former address, if changed since last report)

Item 5.    Other Events

        In connection with the offering of Household Automotive Trust 2003-2 Asset-Backed Notes, a certain "Structural Term Sheet" within the meanings assigned to such term in the February 13, 1995 letter of Cleary, Gottlieb, Steen & Hamilton on behalf of the Public Securities Association (which letter, and the Securities and Exchange Commission staff's response thereto, were made publicly available on February 17 1995) was furnished to certain prospective investors (the "Related Structural Term Sheet").

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(a)
Not applicable

(b)
Not applicable

(c)
Exhibit 99.1. Related Structural Term Sheet (as defined in Item 5 above).

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOUSEHOLD AUTO RECEIVABLES CORPORATION
	By:	/s/ STEVEN H. SMITH
	Name:	Steven H. Smith
	Title:	Vice President and Assistant Treasurer
Dated: November 19, 2003

EXHIBIT INDEX

Exhibit No.	Description
99.1	Related Structural Term Sheet (as defined in Item 5 above) distributed by Credit Suisse First Boston LLC, Banc One Capital Markets, Inc., Barclays Capital Inc. and HSBC Securities.

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  Item 5. Other Events
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
EXHIBIT INDEX